UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

SANTANDER CONSUMER USA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36270	32-0414408
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Elm St. Suite #800
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 634-1110

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Stockholders’ Meeting (the “Meeting”) of Santander Consumer USA Holdings Inc. (the “Company”) was held on July 15, 2015 in Dallas, Texas. As of the close of business on June 1, 2015, the record date for the Meeting, there were 357,753,809 shares of the Company’s common stock outstanding, with each share entitled to one vote on each matter presented for vote at the Meeting. The holders of 344,188,812 shares of the Company’s common stock were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders voted on the matters set forth below.

Proposal 1 – Company Proposal – Election of Directors. The Company’s stockholders elected all 13 persons nominated for election as directors as set forth in the Company’s proxy statement, dated June 15, 2015 (the “Proxy Statement”), and the Company’s supplement to the Proxy Statement, dated July 2, 2015, to serve on the Company’s Board of Directors (the “Board”) until the Annual Meeting of Stockholders in 2016. The following table sets forth the vote of the stockholders at the meeting with respect to the election of directors:

Nominee	For	Against	Abstain	Broker Non-Votes
José García Cantera	313,045,996	0	21,319,160	9,823,656
Thomas G. Dundon	312,390,153	0	21,975,003	9,823,656
Stephen A. Ferriss	310,966,436	0	23,398,720	9,823,656
Victor Hill	313,050,729	0	21,314,427	9,823,656
Jason A. Kulas	297,308,264	0	19,678,723	27,201,825
Mónica López-Monís Gallego	313,046,823	0	21,318,333	9,823,656
Javier Maldonado	313,045,997	0	21,319,159	9,823,656
Blythe Masters	329,323,212	0	5,041,944	9,823,656
Robert J. McCarthy	329,322,625	0	5,042,531	9,823,656
Gerald P. Plush	303,073,780	0	31,291,376	9,823,656
William Rainer	329,322,665	0	5,042,491	9,823,656
Wolfgang Schoellkopf	311,595,226	0	22,769,930	9,823,656
Heidi Ueberroth	319,962,772	0	14,402,384	9,823,656

Proposal 2 – Company Proposal – Ratification of Independent Accountants. The Company’s stockholders voted upon and approved the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered accountants for the fiscal year ending December 31, 2015. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
344,013,137	169,544	6,131	0

Proposal 3 – Company Proposal – Advisory Vote on Executive Compensation. The Company’s stockholders voted upon and approved, on a nonbinding, advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The votes on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
285,986,276	47,576,658	802,222	9,823,656

Proposal 4 – Company Proposal – Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. The Company’s stockholders voted upon and approved, on a nonbinding, advisory basis, the frequency of three years for future advisory votes on the compensation of the Company’s named executive officers (“say on pay”). The votes on this proposal were as follows:

One Year	Two Years	Three Years	Abstain
55,489,975	36,473	278,813,636	25,072

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER CONSUMER USA HOLDINGS INC.

Dated: July 15, 2015	By:	/s/ Eldridge A. Burns, Jr.
	Name:	Eldridge A. Burns, Jr.
	Title:	Chief Legal Officer and Corporate Secretary